UNITED STATES

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
        Date of Report (Date of earliest event reported): July 3, 2003

                      KID CASTLE EDUCATIONAL CORPORATION
      (formerly known as King Ball International Technology Corporation)

            (Exact Name of Registrant as Specified in its Charter)

           Florida                 333-39629              59-2549529
           -------                 ---------              ----------
 (State or Other Jurisdiction     (Commission            (IRS Employer
 of Incorporation)                File Number)         Identification No.)

      8th Floor, No. 98 Min Chuan Road, Hsien Tien, Taipei, Taiwan R.O.C.
    -----------------------------------------------------------------------
                   (Address of Principal Executive Offices)
    Registrant's telephone number, including area code: 011-886-2-221-85996

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ITEM 4 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(a) Changes in Registrant's Principal Accountants

(i) Effective July 3, 2003, BDO International ("BDO") resigned as the principal accountants to audit the financial statements of Kid Castle Educational Corporation (the "Registrant").

(ii) The reports of BDO on the financial statements of the Registrant for the past two fiscal years ended December 31, 2002 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principle.

(iii) The Registrant's Board of Directors approved the resignation of BDO.

(iv) In connection with its audits for the two most recent fiscal years ended December 31, 2002 or during the subsequent interim period from January 1, 2003 through and including July 3, 2003, there have been no disagreements with BDO on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of BDO would have caused them to make reference thereto in their report on the financial statements for such years or interim period.

(v) The Registrant requested BDO to furnish a letter addressed to the Securities and Exchange Commission stating whether or not BDO agrees with the statements made above and, if not, stating the respects in which it does not agree. A copy of this letter, dated July 8, 2003, is filed as Exhibit 16.1 to this Form 8-K.

(b) Engagement of New Independent Accountants

(i) Effective July 7, 2003, the Registrant engaged the accounting firm of PricewaterhouseCoopers ("PwC") as the Registrant's new independent accountants to audit the registrant's financial statements for the fiscal year ending December 31, 2003.

(ii) The Registrant has not consulted with PwC during the last two years or subsequent interim period regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant's financial statement, and either a written report was provided to the Registrant or oral advice was provided by PwC that was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a disagreement, as that term is defined in Item 304(a) (1) (v) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a) (1) (v) of Regulation S-K.

                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          KID CASTLE EDUCATIONAL CORPORATION


                                          By: /s/ Yu-En Chiu
                                              ---------------------------------
                                          Name:  Yu-En Chiu
                                          Title: Chief Financial Officer

Date: July 9, 2003

                                 EXHIBIT INDEX

                                                                 SEQUENTIALLY
EXHIBIT NO.                   DESCRIPTION                        NUMBERED PAGE
-----------                   -----------                        -------------
  16.1                 Letter from BDO International                   4
                       pursuant to Item 304(a)(3) of
                       Regulation S-K

                                                                  Exhibit 16.1
                                                                  ------------

                      [Letterhead of BDO INTERNATIONAL]



July 8, 2003


Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.


Ladies and Gentlemen:

          We have been furnished with a copy of the response to Item 4 of Form 8-K for the event that occurred on July 3, 2003, to be filed by our former client, Kid Castle Educational Corporation. We agree with the statements made in response to that Item insofar as they relate to our Firm.


Very truly yours,


/s/ BDO INTERNATIONAL
------------------------------
BDO INTERNATIONAL